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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event
reported)
                                                            March 17, 1999
                                                           --------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



     Ohio                         1-8116                    31-0785108
------------------------- --------------------------- -------------------------
(State or other jurisdiction    (Commission File            (IRS Employer
 of incorporation)                   Number)            Identification No.)




4288 West Dublin-Granville Road, Dublin, Ohio                      43017
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code
                                                         (614) 764-3100
                                                        -----------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report.)







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Item 1.                     Changes in Control of Registrant.
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                            Not applicable.

Item 2.                     Acquisition or Disposition of Assets.
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                            Not applicable.

Item 3.                     Bankruptcy or Receivership.
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                            Not applicable.

Item 4.                     Changes in Registrant's Certifying Accountant.
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                            Not applicable.

Item 5.                     Other Events.
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                            On March 17, 1999, the Company issued a press
                            release announcing quarter-to-date sales for the first quarter of 1999, and a range of projected earnings for the first quarter and full year 1999. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 6.                     Resignations of Registrant's Directors.
-------                     ---------------------------------------
                            Not applicable.

Item 7.                     Financial Statements and Exhibits.
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                            Not applicable.

Item 8.                     Change in Fiscal Year.
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                            Not applicable.

Item 9.                     Sales of Equity Securities Pursuant to Regulation S.
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                            Not applicable.



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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WENDY'S INTERNATIONAL, INC.


                                       By: /s/ Frederick R. Reed
                                           ----------------------------------
                                           Frederick R. Reed
                                           Chief Financial Officer & Secretary


Date:      March 17, 1999
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